Exhibit 99.1
Crescent Energy Closes Accretive Central Eagle Ford Bolt-On
Houston – January 31, 2025 – Crescent Energy Company (NYSE: CRGY) (“Crescent” or the “Company”), today announced the closing of its acquisition of Central Eagle Ford assets from Ridgemar Energy for upfront consideration of $905 million, consisting of $830 million in cash and 5,454,546 shares of Class A common stock, plus future oil price contingent consideration, subject to customary purchase price adjustments. Crescent plans to provide 2025 guidance reflecting the acquisition along with its fourth quarter and full year 2024 financial and operating results.
"We are pleased to complete this accretive acquisition, which further scales our core Eagle Ford position as we also welcome many talented new members to the Crescent Energy team," said Crescent CEO David Rockecharlie. "This acquisition demonstrates our disciplined approach to creating shareholder value by combining our investing and operational expertise to acquire and efficiently integrate high-quality assets while maintaining a strong financial profile. These assets enhance our oil-weighted production and extend our low-risk inventory, reinforcing our ability to deliver sustained cash flow and returns. We remain focused on executing our strategy of profitable growth and advancing our investment-grade ambitions."
About Crescent Energy Company
Crescent is a differentiated U.S. energy company committed to delivering value for shareholders through a disciplined growth through acquisition strategy and consistent return of capital. Crescent’s portfolio of low-decline, cash-flow oriented assets comprises both mid-cycle unconventional and conventional assets with a long reserve life and deep inventory of high-return development locations in the Eagle Ford and Uinta basins. Crescent’s leadership is an experienced team of investment, financial and industry professionals that combines proven investment and operating expertise. For more than a decade, Crescent and its predecessors have executed on a consistent strategy focused on cash flow, risk management and returns. For additional information, please visit www.crescentenergyco.com.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations. The words and phrases “should”, “could”, “may”, “will”, “believe”, “plan”, “intend”, “expect”, “potential”, “possible”, “anticipate”, “estimate”, “forecast”, “view”, “efforts”, “goal” and similar expressions identify forward-looking statements and express the Company’s expectations about future events. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company’s control. Such risks and uncertainties include, but are not limited to, weather, political, economic and market conditions, including a decline in the price and market demand for natural gas, natural gas liquids and crude oil, uncertainties inherent in estimating natural gas and oil reserves and in projecting future rates of production; the anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations; the ability of Crescent to integrate the business successfully and to achieve anticipated synergies and value creation; the risk that cost savings, synergies and growth may take longer to realize than expected; potential litigation relating to the transaction; the risk that disruptions from the transaction will harm Crescent’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the completion of the transaction; our hedging strategy and results; federal and state regulations and laws; upcoming elections and associated political volatility; the severity and duration of public health crises; actions by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil-producing countries; the impact of the armed conflict in Ukraine; continued hostilities in the Middle East, including the Israel-Hamas conflict and rising tensions with Iran; the impact of disruptions in the capital markets; the timing and success of business development efforts, including acquisition and disposition opportunities; our reliance on our external manager, sustained cost inflation, elevated interest rates and central bank policy changes associated therewith and other uncertainties. Consequently, actual future results could differ materially from expectations. The Company assumes no duty to update or revise its respective forward-looking statements based on new information, future events or otherwise.
Crescent Energy Investor Relations Contacts
IR@crescentenergyco.com
Crescent Energy Media Contacts
Media@crescentenergyco.com
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